MALONE                              Registered, Public Company Accounting
      & BAILEY INC.                       Oversight Board American Institute
      CERTIFIED PUBLIC                    of CPAs, Center for Audit Quality
      ACCOUNTANTING FIRM                  Texas Society of Certified
                                          Public Accountants





August 13, 2009


U.S. Securities and Exchange Commission 450 Fifth Street, N.W.
Washington, DC 20549

         RE:        APC Group, Inc.
         File No.:  000-52789

We have read the statements under Item 4.01 of the Current Report on Form 8-K to be filed with the Securities and Exchange Commission on August 13, 2009 regarding the change of auditors. We agree with all statements pertaining to us.

We have no basis to agree or disagree with statements pertaining to the successor accountants.

/s/Malone & Bailey, PC
----------------------
www.malone-bailey.com
Houston, Texas






www.malone-bailey.com - 2925 Briarpark Drive, Suite 930 -- Houston, TX 77042
                                              o. 713.343.4200 -- f. 713.266.1815